Timothy Dykstra Vice President and Corporate Treasurer Smithfield Foods, Inc.

Forward-Looking Statements This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning our outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. Our forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, feed ingredients (including corn), raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, risks associated with our indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook, hedging risk, adverse weather conditions, operating efficiencies, changes in foreign currency exchange rates, access to capital, the cost of compliance with and changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations, our ability to effectively restructure portions of our operations and achieve cost savings from such restructurings and other risks and uncertainties described under "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended April 29, 2012. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that we make speaks only as of the date of such statement, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. 3

4 Non-GAAP Measure Reconciliations

Leading Positions In Food Industry

Sources: National Pork Board Spring 2011; U.S. Pork Powerhouses 2012 Leading Positions In Pork Industry 26% Tyson 17% Swift 11% Excel 9% Hormel 9% Triumph 5% Seaboard 4% Others 19% Pork Processing 15% Triumph 6% 4% 3% 3% 3% Others 66% Hog Production Seaboard Maschhoffs Prestage Iowa Select 6

Retail 52% Foodservice 30% Deli 10% Processor/In dustrial 5% Export 3% Volume #1 U.S. Packaged Pork Company Retail 48% Foodservice 32% Deli 13% Processor/In dustrial 4% Export 3% Sales Note: FY 13 H1 packaged meats third party sales and volume 7

8 Market leader with top three position in ten key product categories 44% 33% 21% 21% 16% 15% 15% 14% 9% 9% Specialty Ham Cuts Smoked Hams Bacon Marinated Pork Dinner Sausage Dry Sausage Portable Lunches BBQ Meats Meatballs Service Deli Smithfield Market Share #1 #1 #1 #2 #2 #2 #2 #3 #2 #2 Source: Information Resources, Inc. (IRI) 13 weeks ending 01/27/13 and Nielsen Perishables Group 13 weeks ending 12/29/12 Smithfield Core Brands

Delivering Higher Quality & More Consistent Earnings

Hog Production 20% International 9% Packaged Meats 38% Fresh Pork 33% Pork 71% 10 Packaged Meats Driving Sales Note: FY 13 H1 segment sales before inter-segment eliminations Packaged meats accounted for 38% of sales in the first half of fiscal 2013

11 Retail Brand Strength 74% 75% 26% 25% Smithfield Industry Branded Private Label Smithfield continues to maintain a strong brand presence, in line with the industry Source: Information Resources, Inc. (IRI) 52 weeks ending 01/27/13, Nielsen Perishables Group 52 weeks ending 12/29/12, and internal shipment data

Executing Strategy For Growth • Consistent increases in consumer marketing spending • Restructured Pork Group is platform for growth • Driving consumer relevant product innovation • Leveraging consolidated brand portfolio Focus on 12 core brands Building strong innovation pipeline Investing in advertising to activate brands Coordinated sales & marketing team Growing share & distribution 12

13 Delivering Core Brand Growth In Packaged Meats +9% +9% +8% +4% +3% Armour John Morrell Kretschmar Farmland Cook's FY 13 Q2 YOY % pound change Source: Internal shipment data for retail packaged meats

6.6% 30.2% 19.3% 12.3 % Dry Sausage Increasing Share 14 Source: Information Resources, Inc. (IRI) 13 weeks ending 01/27/13 2.6% 28.9% 19.4% 10.5% 9.6% 4.1% Total Packaged Meats Category 2.6% 19.1 % Dinner Sausage 1.1% 86.0 % Portable Lunches 3.8% 26.3% 23.1 % Bacon

+18.5 +15.8 +13.0 +5.8 +3.3 +2.2 Portable Lunches Deli Meats Packaged Lunch Meat Dry Sausage Dinner Sausage Bacon Smithfield lead brand (ACV point change) Expanding Distribution 15 Note: ACV=All commodity volume; Source: Information Resources, Inc. (IRI) 13 weeks ending 01/27/13 and Nielsen Perishables Group 13 weeks ending 12/29/12

16 Volume Gains Across All Key Trade Channels +1.9% +4.0% +5.3% +2.1% Retail Foodservice Deli Total Driven by gains in Armour, Farmland, John Morrell and Kretschmar brands Secured contracts with several new national foodservice accounts Introduction of Eckrich Bacon Lovers Deli Meats contributed to growth Gains across all key trade channels Source: Internal shipment data for FY 13 Q2; Packaged meats

Reduced Commodity Exposure  Lowered domestic corn market exposure by more than 40% since fiscal 2008  FY 08 – Beef Group divestiture  FY 09 – U.S. sow herd reduction  FY 11 – Sale of turkey interests and non-core hog farms  More aggressive hedging to lock in margins and raising costs  Hog Production Cost Savings Initiative  $90 million or $.02 per pound annual benefit to raising costs by end of fiscal 2013 214 185 160 150 128 FY 08 FY 09 FY 10 FY 11 FY 12 Corn Usage (millions of bushels) 17

Creating Creditor and Equity Shareholder Value While Maintaining Conservative Balance Sheet

19 Creating Creditor and Equity Shareholder Value $522 $78 $600 $190 $190 $201 $60 $261 $913 million $138 million $1,051 million FY 11 FY 12 Total Creditor Actions 2011 Bonds 2013 Bonds 2014 Bonds $189 million $386 million $576 million FY 12 FY 13 Total Equity Actions Share Repurchases Smithfield employing balanced and opportunistic approach to creating creditor and equity shareholder value with strong track record of bond and share repurchases

Maintaining Conservative Balance Sheet $4.0 $2.2 <$2.0 Net debt (in billions) Net Debt FY 09 Q1 FY 13 Q2 Target 7.3x 2.5x <3.0x Net debt to TTM adjusted EBITDA Net Debt to Adjusted EBITDA FY 09 Q1 FY 13 Q2 Target 56% 41% <40% Net Debt to Total Capitalization Net Debt to Capitalization FY 09 Q1 FY 13 Q2 Target $0.6 $1.2 $0.5- $1.0 Liquidity (in billions) Liquidity FY 09 Q1 FY 13 Q2 Target Note: Net debt is equal to notes payable & long-term debt & capital lease obligations, including current portion, less cash & cash equivalents; Net debt to total capitalization is computed using net debt divided by the sum of net debt & shareholders’ equity; EBITDA adjusted for certain items; Refer to non-GAAP measure reconciliations 20

$266 $245 $177 $168 FY 10 FY 11 FY 12 TTM FY 13 Q2 Annual Interest Expense ($ in millions) 21 Reduced Cost Profile Smithfield has eliminated $100 million in annual finance and interest expense

Upward Ratings Trajectory 22

Continued Positive Outlook

Continued Positive Outlook Segment Normalized Operating Profit Range FY 12 Volume FY 12 Results FY 13 H1 Results FY 13 Forecast Fresh Pork $3-7 per head 28 million hogs $8 per head $6 per head Normalized Packaged Meats $0.12-0.17 per pound 2.7 billion pounds $0.15 per pound $0.18 per pound High end of normalized w/ 2-3% volume growth Hog Production $10-15 per head 16 million hogs $12 per head1 $(1) per head $(5) +/- per head International $50-125 Million N/A $81.5 million1 $56.7 million High end of normalized 1Adjusted for certain significant items Note: Refer to non-GAAP measure reconciliation; Fresh pork and packaged meats results represent management’s estimated allocation of total Pork segment results 24

$ 0 .0 5 $ 0 .0 6 $ 0 .1 2 $ 0 .1 7 $ 0 .1 7 $ 0 .1 9 $ 0 .1 7 $ 0 .1 4 $ 0 .1 1 $ 0 .1 2 $ 0 .1 6 $ 0 .1 2 $ 0 .1 7 $ 0 .1 1 $ 0 .1 5 $ 0 .1 6 $ 0 .2 1 $ 0 .1 5 2.7% 3.0% 6.9% 9.9% 8.8% 10.5% 10.4% 7.6% 5.3% 5.4% 7.8% 5.4% 7.5% 5.1% 6.9% 7.3% 9.8% 6.7% FY 09 Q1 FY 09 Q2 FY 09 Q3 FY 09 Q4 FY 10 Q1 FY 10 Q2 FY 10 Q3 FY 10 Q4 FY 11 Q1 FY 11 Q2 FY 11 Q3 FY 11 Q4 FY 12 Q1 FY 12 Q2 FY 12 Q3 FY 12 Q4 FY 13 Q1 FY 13 Q2 Packaged Meats Operating profit ($ per pound) Operating profit (% of sales) Consistently Solid & Predictable Margins Note: Results represent management’s estimated allocation of total Pork Segment results Old Normalized Range= $0.10-0.15 per pound Pork Group Restructuring Plan 25 New Normalized Range= $0.12-0.17 per pound

150 200 250 300 350 400 Ja n Fe b Ma r Ap r Ma y Ju n Ju l Au g Se p Oc t No v D ec milli o n p o u n d s U.S. Pork Exports +3% in 2012 2010 2011 2012 Source: Foreign Agricultural Trade of the United States (FATUS) Pork Exports Remain Strong 26 Mexico 28% Japan 24% China/H K 21% Russia 7% Canada 5% Philippin es 4% Korea 4% Other 7% Smithfield FY 13 H1 Export Markets by Volume Note: Other Category consists of the following countries: Angola, Aruba, Australia, Bahamas, Bermuda, Caribbean, Chile, Columbia, Costa Rica, Croatia, Cuba, Dominican Republic, Ecuador, El Salvador, Guam, Guatemala, Haiti, Honduras, EU, Indonesia, Macedonia, Malaysia, New Zealand, Panama, Peru, Puerto Rico, Singapore, Tahiti, Ukraine, Uruguay, Venezuela, Vietnam, Taiwan

$0.69 $0.74 $0.78 $0.78 $0.87 $1.00 $1.18 $1.19 $0.65 Chil e Mexic o Braz il EU Kore a Japa n Ch in a Aus tra lia Live Hog Price ($ per pound) U.S. Live Hog Price ($ per pound) 27 Economics Supportive of U.S. Pork Exports Note: Live hog cost estimate week ending 02/02/13; EU is average of Denmark, France, Germany, Hungary, Netherlands, Poland, Romania and Spain Heightened environmental and animal welfare regulations in key competing regions should bolster already strong export demand -22.0% -19.5% -7.2% -2.5% -2.4% 3.6% 7.5% 8.2% 10.2% Polan d Den m ar k N et h erla n d s Ger m an y Franc e U K Sp ai n Bel gi u m Ital y EU 27 Hog Slaughter: Top 9 Producer Countries YOY % change Top 9 countries represent 80% of EU 27 production Source: European Commission; YOY % change for most recent reporting month

28 Commodity Risk Actively Mitigated Note: ISM live hog prices for May-12 to Jan-13; Live hog futures for Feb-13 to Apr-13; Pre-interest industry raising cost based on futures curves for grains on 02/20/13 $50 $55 $60 $65 $70 $75 May- 12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 $ p e r h u n d re d w e ig h t Live Hog Price/Futures Industry Raising Cost Smithfield Average Raising Cost Successful risk management strategy mitigating losses and producing results that are significantly better than the industry average

International Segment Strong  Positive hog production fundamentals in Europe fueling solid profitability from international hog operations  Modest, positive contributions from international meat processing business  Recent approval to export pork from Romania to EU will have beneficial impacts on profitability over the next 12 months  Campofrío Food Group multi-year comprehensive plan to consolidate and streamline manufacturing operations should improve operating results over long-term $25 $24 $0 $16 $43 $44 $17 $41 $36 $35 $451 $24 $13 $19 FY 10 FY 11 FY 12 FY 13 International Segment Operating Profit Q1 Q2 Q3 Q4 29 1Adjusted for charges associated with Campofrío consolidation plan. Refer to non- GAAP reconciliation below.